UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2006
AMIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation)	000-50397 (Commission File Number)	51-0309588 (IRS Employer Identification No.)

2300 BUCKSKIN ROAD, POCATELLO, IDAHO (Address of Principal Executive Offices)	83201 (Zip Code)
(208) 233-4690
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On April 10, 2006, and effective on that date, AMIS Holdings, Inc. (the “Company”) amended Section 2.06 of its bylaws to change the reference from “written proxy” to “proxy” to clarify that the Company intends to accept proxies submitted by any method permitted under Delaware law, which permits stockholders to submit proxies via the Internet or telephone, as well as by mail. The Company’s bylaws, as amended, are set forth in Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

3.1	The Bylaws of AMIS Holdings, Inc., as amended
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMIS HOLDINGS, INC.
Date: April 14, 2006	By:	/s/ David A. Henry
		Name:	David A. Henry
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	The Bylaws of AMIS Holdings, Inc., as amended